UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2020

NEVRO CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36715	56-2568057
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1800 Bridge Parkway

Redwood City, CA 94065

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 251-0005

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NVRO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Common Stock Underwriting Agreement

On April 1, 2020, Nevro Corp. (the “Company”), in connection with an offering by the Company of its common stock (the “Common Stock Offering”), entered into an underwriting agreement (the “Common Stock Underwriting Agreement”) with Morgan Stanley & Co. LLC (the “Underwriter”), providing for the issuance and sale by the Company, and the purchase by the Underwriter, of 1,625,000 shares of the Company’s common stock. In addition, pursuant to the Common Stock Underwriting Agreement, the Underwriter was granted an option, exercisable within 30 days, to purchase up to an additional 243,750 shares of common stock on the same terms and conditions. The option was exercised in full on April 2, 2020. The offering price to the public was $84.00 per share and the Underwriter agreed to purchase the shares from the Company pursuant to the Common Stock Underwriting Agreement at a price of $78.96 per share. The Common Stock Underwriting Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing, obligations of the parties and termination provisions. Additionally, the Company has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the Underwriter may be required to make due to any such liabilities.

A copy of the Common Stock Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated by reference into this Item 1.01. The above description is qualified in its entirety by reference to such exhibit.

Convertible Notes Underwriting Agreement

On April 1, 2020, the Company, in connection with an offering by the Company (the “Convertible Notes Offering” and together with the Common Stock Offering, the “Offerings”) of its 2.75% convertible senior notes due 2025 (the “Notes”), entered into an underwriting agreement (the “Convertible Notes Underwriting Agreement” and together with the Common Stock Underwriting Agreement, the “Underwriting Agreements”) with the Underwriter pursuant to which the Company agreed to issue and sell a total of $165,000,000 aggregate principal amount of its Notes to the Underwriter. In addition, pursuant to the Convertible Notes Underwriting Agreement, the Underwriter was granted an option, exercisable within 30 days, to purchase up to an additional $24,750,000 aggregate principal amount of the Notes on the same terms and conditions solely to cover over-allotments with respect to the Convertible Notes Offering. The option was exercised in full on April 2, 2020. The Notes were priced to investors in the Convertible Notes Offering at 100% of their principal amount, and the Underwriter agreed to purchase the Notes from the Company pursuant to the Convertible Notes Underwriting Agreement at a price of 97% of their principal amount. The Convertible Notes Underwriting Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing, obligations of the parties and termination provisions. Additionally, the Company has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the Underwriter may be required to make due to any such liabilities.

A copy of the Convertible Notes Underwriting Agreement is attached as Exhibit 1.2 hereto and is incorporated by reference into this Item 1.01. The above description is qualified in its entirety by reference to such exhibit.

General

Copies of the Underwriting Agreements have been included to provide security holders with information regarding their terms. They are not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in each Underwriting Agreement were made solely for purposes of the applicable Offering and as of specific dates, were solely for the benefit of the parties to the applicable Underwriting Agreement, may be subject to limitations agreed upon by the contracting parties, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders are not third-party beneficiaries under either Underwriting Agreement and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Underwriting Agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The Underwriter and certain of its affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. The Underwriter and certain of its affiliates have, from time to time, performed, currently are performing, and may in the future perform, various commercial and investment banking and financial advisory services for the Company and its affiliates, for which they received or will receive customary fees and expenses.

Supplemental Indenture for the Notes

On June 13, 2016, the Company entered into a Base Indenture (the “Base Indenture”), and on April 6, 2020 the Company entered into a Second Supplemental Indenture relating to the Notes (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), with Wilmington Trust, National Association, as trustee (the “Trustee”), governing the Notes.

The Notes bear interest at a rate of 2.75% per annum, payable semi-annually in arrears on April 1 and October 1 of each year, beginning on October 1, 2020. The Notes mature on April 1, 2025, unless earlier repurchased or converted. Noteholders may convert their Notes at their option prior to the close of business on the business day immediately preceding October 1, 2024, only in the following circumstances: (1) during any calendar quarter commencing after the calendar quarter ending on June 30, 2020 (and only during such calendar quarter), if the last reported sale price of the common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day; (2) during the five business day period after any ten consecutive trading day period in which the trading price per $1,000 principal amount of Notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of the Company’s common stock and the conversion rate on each such trading day; or (3) upon the occurrence of specified corporate events. On or after October 1, 2024 until the close of business on the second scheduled trading day immediately preceding the maturity date, noteholders may convert their Notes at any time, regardless of the foregoing circumstances.

The conversion rate will initially be 9.5238 shares of the Company’s common stock per $1,000 principal amount of Notes (equivalent to an initial conversion price of approximately $105.00 per share of common stock). The conversion rate will be subject to adjustment in certain events but will not be adjusted for accrued and unpaid interest. In addition, if a “make-whole fundamental change” (as defined in the Supplemental Indenture) occurs, then the Company will in certain circumstances increase the conversion rate for a specified period of time.

The Company may not redeem the Notes prior to the maturity date, and no sinking fund is provided for the Notes.

If the Company undergoes a “fundamental change” (as defined in Supplemental Indenture), then noteholders may require the Company to repurchase their Notes at a cash repurchase price equal to the principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the fundamental change repurchase date.

The Notes are the Company’s senior, unsecured obligations and will be equal in right of payment with its existing and future senior, unsecured indebtedness (including the Company’s outstanding 1.75% Convertible Senior Notes due 2021), senior in right of payment to its existing and future indebtedness that is expressly subordinated to the Notes and effectively junior to its existing and future secured indebtedness, to the extent of the value of the collateral securing that indebtedness. The Notes will be structurally subordinated to all existing and future indebtedness and other liabilities, including trade payables, of its subsidiaries.

The Base Indenture was filed as an exhibit to the Form 8-K filed by the Company on June 13, 2016 and is incorporated by reference into this Item 1.01. A copy of the Supplemental Indenture is attached as Exhibit 4.1 and is incorporated herein by reference into this Item 1.01. The above description is qualified in its entirety by reference to such exhibits.

Convertible Note Hedge Transactions

In connection with the pricing of the Notes on April 1, 2020, the Company entered into privately negotiated convertible note hedge transactions (together, the “Base Convertible Note Hedge Transactions”) with certain financial institutions (the “Option Counterparties”). In addition, on April 2, 2020, the Company entered into additional convertible note hedge transactions (the “Additional Convertible Note Hedge Transactions,” and, together with the Base Convertible Note Hedge Transactions, the “Convertible Note Hedge Transactions”) with each of the Option Counterparties. The Convertible Note Hedge Transactions cover, subject to customary anti-dilution adjustments, the aggregate number of shares of the Company’s common stock that initially underlie the Notes, and are expected generally to reduce or offset potential dilution to the Company’s common stock upon any conversion of Notes and/or offset any cash payments the Company is required to make in excess of the principal amount of converted Notes, as the case may be. On April 1, 2020 and April 2, 2020, the Company also entered into separate warrant transactions (the “Base Warrant Transactions” and the “Additional Warrant Transactions,” respectively, and together, the “Warrant Transactions”) with each of the Option Counterparties, under which the Company sold to the Option Counterparties warrants relating to the same number of shares of the Company’s common stock. The Warrant Transactions could separately have a dilutive effect to the extent that the market value per share of the Company’s common stock exceeds the strike price of the warrants. The strike price of the Warrant Transactions will initially be $147.00 per share of the Company’s common stock and is subject to certain adjustments under the terms of the Warrant Transactions. The Convertible Note Hedge Transactions and the Warrant Transactions are separate transactions, in each case, entered into by the Company with the Option Counterparties, and are not part of the terms of the Notes and will not affect any holder’s rights under the Notes. Holders of the Notes will not have any rights with respect to the Convertible Note Hedge Transactions or the Warrant Transactions.

Copies of the confirmations of the Note Hedge Transactions and the Warrant Transactions are filed as exhibits hereto and are incorporated by reference into this Item 1.01. The above description is qualified in its entirety by reference to such exhibits.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K under the heading “Supplemental Indenture for the Notes” is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sale of Equity Securities.

The Company entered into the Warrant Transactions with the Option Counterparties in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Company relied on this exemption from registration based in part on representations made by the Option Counterparties. The Warrant Transactions and the shares of the Company’s common stock issuable upon exercise of the warrants comprising the Warrant Transactions, if any, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

To the extent that any shares of the common stock are issued upon exercise of the warrants by any of the Option Counterparties pursuant to the respective Warrant Transactions, they will be issued in transactions anticipated to be exempt from registration under the Securities Act by virtue of Section 3(a)(9) thereof, because no commission or other remuneration is expected to be paid in connection with any resulting issuance of shares of the common stock.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, by and between Nevro Corp. and Morgan Stanley & Co. LLC, dated April 1, 2020, related to the Common Stock.

1.2	Underwriting Agreement, by and between Nevro Corp. and Morgan Stanley & Co. LLC, dated April 1, 2020, related to the Notes.

4.1

Base Indenture, dated June 13, 2016, by and between Nevro Corp. and Wilmington Trust, National Association, as Trustee (incorporated by reference to Ex. 4.3 to Nevro Corp.’s Annual Report on Form 10-K filed on February 25, 2020).

4.2	Supplemental Indenture, dated April 6, 2020, by and between Nevro Corp. and Wilmington Trust, National Association, as Trustee.

4.3	Form of 2.75% Senior Convertible Note Due 2025 (included in Exhibit 4.2).

5.1	Opinion of Latham & Watkins LLP related to the Common Stock.

5.2	Opinion of Latham & Watkins LLP related to the Notes.

10.1	Letter Agreement, dated April 1, 2020, between Goldman Sachs & Co. LLC and Nevro Corp., regarding the Base Warrants.

10.2	Letter Agreement, dated April 1, 2020, between Goldman Sachs & Co. LLC and Nevro Corp., regarding the Base Call Option Transaction.

10.3	Letter Agreement, dated April 1, 2020, between Morgan Stanley & Co. International plc and Nevro Corp., regarding the Base Warrants.

10.4	Letter Agreement, dated April 1, 2020, between Morgan Stanley & Co. International plc and Nevro Corp., regarding the Base Call Option Transaction.

10.5	Letter Agreement, dated April 2, 2020, between Goldman Sachs & Co. LLC and Nevro Corp., regarding the Additional Call Option Transaction.

10.6	Letter Agreement, dated April 2, 2020, between Goldman Sachs & Co. LLC and Nevro Corp., regarding the Additional Warrants.

10.7	Letter Agreement, dated April 2, 2020, between Morgan Stanley & Co. International plc and Nevro Corp., regarding the Additional Call Option Transaction.

10.8	Letter Agreement, dated April 2, 2020, between Morgan Stanley & Co. International plc and Nevro Corp., regarding the Additional Warrants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEVRO CORP.

Date: April 7, 2020	By:	/s/ Andrew H. Galligan
Andrew H. Galligan
Chief Financial Officer